                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  January 18, 2001

                      MEDIACOM COMMUNICATIONS CORPORATION
                                  MEDIACOM LLC
                          MEDIACOM CAPITAL CORPORATION
          (Exact names of Registrants as specified in their charters)



          Delaware                      0-29227               06-1566067
          New York                    333-57285-01            06-1433421
          New York                     333-57285              06-1513997
 (State or other jurisdiction       (Commission File         (IRS Employer
of incorporation or organization)       Numbers)          Identification Nos.)




                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)

                 Registrants' telephone number:  (845) 695-2600
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Item 5.   Other Events.

     On January 18, 2001, Mediacom Communications Corporation, the sole member of Mediacom LLC, issued a press release pursuant to Rule 135c of the Securities Act of 1933 concerning the issuance of senior notes under Rule 144A. A copy of such press release is attached hereto as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

(a)    Financial Statements - None

(b)    Pro Forma Financial Information - None

(c)    Exhibits:

  Exhibit No.     Description
  -----------     -----------
      3.1         Fifth Amended and Restated Operating Agreement of Mediacom LLC
     99.1         Press release dated January 18, 2001
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Mediacom Communications Corporation
                                    (Registrant)


Date: January 22, 2001           By:   /s/ Mark Stephan
                                      ------------------
                                      Mark Stephan
                                      Senior Vice President
                                       and Chief Financial Officer
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Mediacom LLC
                                    (Registrant)


Date: January 22, 2001           By:   /s/ Mark Stephan
                                      ------------------
                                      Mark Stephan
                                      Senior Vice President
                                       and Chief Financial Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Mediacom Capital Corporation
                                    (Registrant)


Date: January 22, 2001           By:   /s/ Mark Stephan
                                      ------------------
                                      Mark Stephan
                                      Senior Vice President
                                       and Chief Financial Officer